Exhibit 32.1

Certification

Pursuant To 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 Of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Highlands Bankshares, Inc. (the “Company”) for the period ended June 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Samuel L. Neese, Executive Vice President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Samuel L. Neese
Samuel L. Neese Executive Vice President and Chief Executive Officer August 14, 2008